Exhibit 10.71

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

SECOND AMENDMENT TO THE SUPPLY AGREEMENT BETWEEN

HORIZON PHARMA IRELAND LIMITED

AND NUVO PHARMACEUTICALS INC

This AMENDMENT NO. 2 TO SUPPLY AGREEMENT (this “Amendment”) is made and entered into as of January 1, 2017 by and between Nuvo Pharmaceuticals .Inc., formerly known as Nuvo Research Inc., a company incorporated under the laws of the province of Ontario, Canada (“NUVO”), having offices at 7560 Airport Road, Unit 10, Mississauga, Ontario, L4T 4114, and Horizon Pharma Ireland Limited, a Irish limited company (“Horizon”), and amends that certain Supply Agreement, dated as of October 17, 2014, as amended by Amendment No. 1 to Supply Agreement, dated as of February 4, 2016 (the “Agreement”), by and between NUVO and Horizon. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

AGREEMENT

1.	Exhibit A Transfer Prices (formerly Schedule 5) of the Agreement is hereby amended and replaced with Revised Exhibit A attached hereto.

2.	EFFECT OF THIS AMENDMENT. Except as expressly provided herein, this Amendment shall not constitute an amendment, modification or waiver of any provision of the Agreement or any rights or obligations of any party under or in respect of the Agreement. Except as modified by this Amendment, the Agreement shall continue in full force and effect. Upon the execution of this Amendment by each of the parties hereto, each reference in the Agreement to “this Agreement” or the words “hereunder,” “hereof,” “herein” or words of similar effect referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment, and a reference to the Agreement in any other instrument or document shall be deemed a reference to the Agreement as amended by this Amendment. This Amendment shall be subject to, shall form a part of, and shall be governed by, the terms and conditions set forth in the Agreement, as amended by this Amendment.

3.	GENERAL. This Amendment may be executed in multiple counterparts, each of which may be delivered via facsimile or other electronic means, which taken together shall constitute the original agreement.

[Signature Page to Follow.]

IN WITNESS WHEREOF, the parties to this Amendment indicate their agreement effective as of the date set forth at the beginning of this Amendment by signing below.

HORIZON PHARMA IRELAND LIMITED		NUVO PHARMACEUTICALS INC.

By:	/s/ David G. Kelly	By:	/s/ Katina Loucaides
	(Signed)		(Signed)

Name:	David G Kelly	Name:	Katina Loucaides
	(Typed)		(Typed)

Title:	EVP and Company Sec.	Title:	VP, General Counsel

REVISED EXHIBIT A

Transfer Prices

Supplied Product:

[…***…]

***	Confidential Treatment Requested